Exhibit 99.1

LSC Communications Comments on DOJ Action Regarding Proposed Transaction with Quad

CHICAGO, IL, June 20, 2019 — LSC Communications, Inc. (NYSE: LKSD) (“LSC Communications”), a leader in print and digital media solutions, today announced that the U.S. Department of Justice (“DOJ”) filed a lawsuit in the United States District Court for the Northern District of Illinois to enjoin Quad’s proposed acquisition of LSC Communications. The companies believe that the DOJ has reached the wrong conclusion in its assessment of the transaction and LSC will join Quad in vigorously defending the lawsuit in court.

Contrary to the DOJ’s position, the benefits and synergies to be realized from the proposed acquisition are pro-competitive and will benefit the companies’ clients for the following reasons:

•	There is significant excess capacity in the printing industry today and this transaction would improve efficiencies and lower printing costs;

•	Many printers have the capability to print the same jobs as LSC Communications or Quad and successfully compete with both companies on quality and price;

•

Barriers to expansion and entry in the printing business are low and printers can easily expand their production capacity through acquisitions or with modest capital expenditures on equipment and facilities that are readily available; and

•	The trend toward digital substitution increases competition and disincentives price increases.

“We believe that the DOJ is wrong in its assessment of our transaction and that its action is counterproductive, especially in the context of the industry trends and continued consolidation. We continue to believe that our proposed combination will provide an overall more efficient experience for our clients,” said Thomas J. Quinlan III, LSC Communications Chairman, Chief Executive Officer and President. “As we move forward, we will continue to be focused on serving our clients’ needs with the same level of service, innovation, and industry leading solutions that they have come to expect. We remain fully committed to this transaction and believe that this is the best path forward for our company and all of our stakeholders.”

The all-stock transaction was announced on October 31, 2018, and was approved by shareholders of both companies on February 22, 2019.

At this time, the companies are unable to predict the timeframe for completion of the litigation or closing of the transaction.

Notes Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of federal securities laws regarding Quad/Graphics and LSC Communications. These forward-looking statements relate to, among other things, the proposed transaction between Quad/Graphics and LSC Communications and include expectations, estimates and projections concerning the business and operations, strategic initiatives and value creation plans of Quad/Graphics and LSC Communications. In accordance with “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, these statements are accompanied by cautionary language identifying important factors, though not necessarily all such factors that could cause future outcomes to differ materially from those set forth in the forward-looking statements. You can identify forward-looking statements by words such as “anticipate,” “believe,” “could,” “design,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “imply,” “intend,” “may”, “objective,” “opportunity,” “outlook,” “plan,” “position,” “potential,” “predict,” “project,” “prospective,” “pursue,” “seek,” “should,” “strategy,” “target,” “would,” “will” or other similar expressions that convey the uncertainty of future events or outcomes. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the companies’ control and are difficult to predict. Factors that could cause Quad/Graphics’ or LSC Communications’ actual results to differ materially from those implied in the forward-looking statements include: (1) the ability to complete the proposed transaction between Quad/Graphics and LSC Communications on the anticipated terms and timetable; (2) the ability to satisfy various other conditions to the closing of the proposed transaction contemplated by the merger agreement; (3) the ability to obtain governmental approvals of the proposed transaction on the proposed terms and schedule, and any conditions imposed on the combined entities in connection with consummation of the proposed transaction; (4) the risk that the cost savings and any other synergies from the proposed transaction may not be fully realized or may take longer to realize than expected; (5) disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers; (6) risks relating to any unforeseen liabilities of LSC Communications or Quad/Graphics; (7) consumer demand for our products; (8) our ability to manage disruptions in credit markets or changes to our credit rating; (9) the success or timing of completion of ongoing or anticipated capital or maintenance projects; (10) the reliability of processing units and other equipment; (11) business strategies, growth opportunities and expected investment; (12) the adequacy of our capital resources and liquidity, including but not limited to, availability of sufficient cash flow to execute our business plans, including within the expected timeframe; (13) the effect of restructuring or reorganization of business components; (14) the potential effects of judicial or other proceedings on our businesses, financial condition, results of operations and cash flows; (15) continued or further volatility in and/or degradation of general economic, market, industry or business conditions; (16) the anticipated effects of actions of third parties such as competitors, activist investors or federal, foreign, state or local regulatory authorities or plaintiffs in litigation; (17) the ability to implement integration plans for the proposed transaction, including with respect to sales forces, cost containment, asset realization, systems integration and other key strategies; (18) the risk that the anticipated tax treatment of the proposed transaction is not obtained; (19) unexpected costs, charges or expenses resulting from the proposed transaction; (20) the impact of adverse market conditions or other similar risks to those identified herein affecting Quad/Graphics and LSC Communications and (21) the factors set forth under the heading “Risk Factors” in Quad/Graphics’ and LSC Communications’ respective Annual Reports on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission (“SEC”). We have based our forward-looking statements on our current expectations, estimates and projections about our industry. We caution that these statements are not guarantees of future performance and you should not rely unduly on them, as they involve risks, uncertainties, and assumptions that we cannot predict. In addition, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. While our respective management considers these assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Accordingly, our actual results may differ materially from the future performance that we have expressed or forecast in our forward-looking statements. We undertake no obligation to update any forward-looking statements except to the extent required by applicable law.

About LSC Communications

With a rich history of industry experience, innovative solutions and service reliability, LSC Communications (NYSE: LKSD) is a global leader in print and digital media solutions. The company’s traditional and digital print-related services and office products serve the needs of publishers, merchandisers and retailers around the world. With advanced technology and a consultative approach, LSC’s supply chain solutions meet the needs of each business by getting their content into the right hands as efficiently as possible.

LSC Communications Investor Relations Contact

Janet Halpin

Senior Vice President, Treasurer and Investor Relations, LSC Communications

773-272-9275

investor.relations@lsccom.com

LSC Communications Media Contacts

Steve Frankel / Adam Pollack

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449